UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 20, 2010

MICROCHIP TECHNOLOGY INCORPORATED (Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona  85224-6199
(Address Of Principal Executive Offices)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

At the Microchip Technology annual meeting of stockholders held on August 20, 2010, the stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his successor is duly elected and qualified.

Nominees	Votes For	Votes Withheld	Broker Non Votes
Steve Sanghi	148,812,537	2,651,731	17,369,437
Albert J. Hugo-Martinez	149,943,765	1,520,503	17,369,437
L.B. Day	149,934,372	1,529,896	17,369,437
Matthew W. Chapman	149,302,233	2,162,035	17,369,437
Wade F. Meyercord	143,563,222	7,901,046	17,369,437

In addition, the following proposal was voted on and approved at the annual meeting.

Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non Votes
167,422,383	1,176,030	235,292	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2010	Microchip Technology Incorporated (Registrant)

By: /s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President, Chief Financial Officer (Principal Accounting and Financial Officer)